UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): October 16, 2003


                          MINN-DAK FARMERS COOPERATIVE
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        North Dakota                    33-94644                 23-7222188
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


         7525 Red River Road
         Wahpeton, North Dakota                                      58075
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (701) 642-8411

ITEM 1.  Not Applicable
-------  --------------


ITEM 2.  Not Applicable.
-------  --------------


ITEM 3.  Not Applicable.
-------  --------------


ITEM 4.  Not Applicable.
-------  --------------


ITEM 5.  OTHER EVENTS.
-------  -------------

         Minn-Dak Farmers Cooperative has announced that the board of directors, following the completion of the August 31, 2003 audit, has approved the final payment for the 2002 crop of $42.33 per ton of beets harvested (14.570881 cents per pound of sugar). The Board of Directors has also declared and allocated to shareholders of record, for the 2002 crop, non-qualified allocated patronage totaling $4,767,872 or $2.00 per ton of beets harvested.


ITEM 6.  Not Applicable.
-------  --------------


ITEM 7.  Not Applicable.
-------  ---------------


ITEM 8.  Not Applicable.
-------  ---------------


ITEM 9.  Not Applicable.
-------  ---------------


ITEM 10. Not Applicable.
-------- --------------


ITEM 11. Not Applicable.
-------- --------------


ITEM 12. Not Applicable.
-------- --------------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MINN-DAK FARMERS COOPERATIVE


Dated: October 16, 2003                 By /s/ David H. Roche
                                           -------------------------------------
                                           David H. Roche
                                           President and Chief Executive Officer